SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 1997


                         FOUNTAIN PHARMACEUTICALS, INC.
                         ------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                   0-18399                  62-1386759
         --------                   -------                  ----------
     (State or other        (Commission File Number)        (IRS Employer
     jurisdiction of                                          I.D. No.)
      incorporation)




                              7279 Bryan Dairy Road
                              Largo, Florida 33777
                              --------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (813) 548-0900
                                                            --------------


                                       N/A
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.     Changes in Control of Registrant.
-------     ---------------------------------

      On July 17, 1997, Fountain Pharmaceuticals, Inc. (the "Company") completed the sale of 2,000,000 newly designated and issued shares of Series A Preferred Stock (the "Preferred Stock") in a private transaction that has resulted in a change of control of the Company.

1.    Sale of Preferred Stock
      -----------------------

      The Preferred Stock was sold for $2.5 million in a private transaction to Fountain Holdings, LLC ("Holdings"), a Wyoming limited liability company controlled by Joseph S. Schuchert. The Preferred Stock was sold pursuant to the terms of a Stock Purchase and Subscription Agreement dated July 11, 1997 (the "Stock Purchase Agreement").

      The material terms of the Preferred Stock, as contained within a Certificate of Designation, Preferences and Rights of Series A Preferred Stock filed with the Secretary of State of Delaware on July 17, 1997, are as follows:

      o LIQUIDATION - The holders of the Preferred Stock (the "Holders") are entitled to a preferred payment in the event of the liquidation, dissolution or winding up of the Company of $2.5 million.

      o CONVERSION - The Preferred Stock may be converted into shares of the Company's Common Stock and Class B Common Stock representing one-half of the approximately 50,566,049 issued and outstanding shares of stock as of July 17, 1997 (which include for that purpose 3,050,000 shares reserved for issuance pursuant to certain common stock purchase warrants that permit exercise at a price of $.04 per share). The conversion rate of the Preferred Stock is adjustable for certain events such as a reclassification, reorganization, combination and stock-split.

      o VOTING RIGHTS - The Holders are entitled to vote that number of shares equal to the total cast by all other holders, plus seven, in all elections of directors; however, the Holders may only exercise their voting rights to elect a majority of the members of the Board of Directors. In all other matters presented to stockholders for a vote, the Holders shall vote as a class, and no vote of stockholders shall be effective without the approval of the holders of a majority of the Preferred Stock.

      o PREEMPTIVE RIGHTS - The Holders have the right to purchase not less than one-third of all shares of any class offered at the same price and terms proposed by the Company in connection with any third party transaction.

      The Stock Purchase Agreement also permits the Holder to acquire, on the same price and terms, one-half of the 400,000 shares of Common Stock that may be issued by the Company upon the exercise, if at all, of an existing series of Common Stock Purchase Warrants which bear an exercise price of $.78.

      In conjunction with the sale of the Preferred Stock, the Company granted certain demand and incidental registration rights to Holdings. Similar registration rights were also granted to John C. Walsh, the Company's Chairman and Chief Executive Officer.

2.    Change in Board of Directors
      ----------------------------

      Concurrent with the sale of the Preferred Stock, the Company accepted the resignation of James Vatell and James Goddard, M.D., from its Board of Directors. These vacancies were filled by the appointment to the Board of Directors of Dr. Christopher Brown and Joseph Schuchert, nominees of Holdings. As reconstituted, the Company's Board of Directors presently consists of John C. Walsh, Chairman and Chief Executive Officer, James Fuchs, Dr. Christopher Brown and Joseph Schuchert.

3.    Proposed Recapitalization
      -------------------------

      In conjunction  with the sale of the Preferred Stock, the Company and John
C. Walsh, as the holder of a majority of the Company's outstanding Common Stock, agreed to effect a 10 for 1 reverse stock split. Effectiveness of the reverse stock split will occur once the Company has complied with the regulatory
requirements  of  Delaware   corporate  law  and  the  Securities  and  Exchange
Commission.

4.    Change in Control
      -----------------

      Upon the effective date of the sale of Preferred Stock the Company had 47,516,049 shares outstanding, of which John C. Walsh was the beneficial owner of 25,000,000 shares , or approximately 52.6% of the outstanding stock. Assuming the conversion of the Preferred Stock and the completion of the proposed recapitalization, the Company would have 7,279,907 shares outstanding, of which Holdings would be the beneficial owner of 2,528,302 shares, or approximately 34.7%. Mr. Walsh would continue to be the beneficial owner of approximately 34.3% of the outstanding stock.

5.    Source of Consideration
      -----------------------

      The Company has been advised that Holdings funded the purchase price of the Preferred Stock out of its own working capital.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

      (a)   None.

      (b)   None.

      (c)   Exhibits

            Exhibit     Description                             Method of Filing
            -------     -----------                             ----------------

            3.5         Certificate of Designation, Preference    Filed herewith
                        and Rights of Series A Preferred Stock

            4.2         Form of Warrant  Agreement  granted to    Filed herewith
                        James  Goddard,   M.D.,  Weldon  Crow,
                        Francis Werner,  James Fuchs and James
                        Vatell

            4.3         Specimen  of  Stock   Certificate   of    Filed herewith
                        Series A Preferred Stock

            4.4         Registration  Rights Agreement between    Filed herewith
                        the Registrant and Fountain  Holdings,
                        LLC dated July 11, 1997

            4.5         Registration  Rights  Agreement by and    Filed herewith
                        between  the  Registrant  and  John C.
                        Walsh dated July 11, 1997

            10.4        Stock   Purchase   and    Subscription    Filed herewith
                        Agreement    by   and    between   the
                        Registrant and Fountain Holdings,  LLC
                        dated July 11, 1997

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FOUNTAIN PHARMACEUTICALS, INC.


Dated:  July 25, 1997                 By: /s/ John C. Walsh
                                      ------------------------------------------
                                           John C. Walsh
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


            Exhibit     Description
            -------     -----------

            3.5 Certificate of Designation, Preferences and Rights of Series A Preferred Stock

            4.2 Form of Warrant Agreement granted to James Goddard, M.D., Weldon Crow, Francis Werner, James Fuchs and James Vatell

            4.3         Specimen  of Stock  Certificate  of  Series A  Preferred
                        Stock

            4.4         Registration   Rights   Agreement  by  and  between  the
                        Registrant  and  Fountain  Holdings,  LLC dated July 11,
                        1997

            4.5         Registration   Rights   Agreement  by  and  between  the
                        Registrant and John C. Walsh dated July 11, 1997

            10.4 Stock Purchase and Subscription Agreement between the Registrant and Fountain Holdings, LLC dated July 11, 1997